Post-Balance Sheet Events	6 Months Ended
Jun. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Post-balance sheet events	Post-balance sheet eventsOn July 25, 2022, Shell announced that it will acquire all of the common units representing limited partner interests in Shell Midstream Partners, L.P. (NYSE: SHLX) held by the public at $15.85 per Public Common Unit in cash for a total value of approximately $1.96 billion. Shell currently owns approximately 68.5% of SHLX common units. The transaction is expected to close in the fourth quarter 2022, subject to customary closing conditions. In the consolidated statement of cash flows this transaction will be reflected as 'cash flow from financing activities'. Should this full transaction complete, the Net debt of Shell will increase by up to the value of the transaction, all else being equal.